IndexIQ Trust
(the “Trust”)

Supplement dated June 28, 2010
to the Prospectus dated August 28, 2009
(the “Prospectus”)

IQ ALPHA Hedge Strategy Fund

        In the Prospectus, under the heading “Further Information About the Fund’s Principal Investment Strategies and Risks and the Benchmark Index—Monthly Rebalance of the Index”, the following paragraph should be added after the fourth paragraph on Page 33 of the Prospectus:

        “As of the date of this Prospectus, the Fund is invested in excess of 25% of its net assets, but not more than 50% of its total assets in the securities of the following issuer: iShares iBoxx $ Investment Grade Corporate Bond Fund. iShares iBoxx $ Investment Grade Corporate Bond Fund is an ETF (ticker symbol: LQD) whose investment objective is to replicate the returns of the iBoxx $ Liquid Investment Grade Index. Information concerning iShares iBoxx $ Investment Grade Corporate Bond Fund is publicly available and can be found at the SEC’s website: http://www.sec.gov.”